Employee Future Benefits	6 Months Ended
Jun. 30, 2018
Retirement Benefits [Abstract]
Employee Future Benefits
EMPLOYEE FUTURE BENEFITS

The Corporation and its subsidiaries each maintain one or a combination of defined benefit pension plans and defined contribution pension plans, including group Registered Retirement Savings Plans and group 401(k) plans, for employees. The Corporation and certain subsidiaries also offer other post‑employment benefit ("OPEB") plans for qualifying employees. The net benefit cost is detailed below.

	Defined Benefit Pension Plans		OPEB Plans
($ millions)	2018	2017	2018	2017
Quarter ended June 30
Components of net benefit cost:
Service costs	20	20	7	7
Interest costs	28	29	6	7
Expected return on plan assets	(40)	(38)	(4)	(4)
Amortization of actuarial losses	12	12	—	1
Amortization of past service credits/plan amendments	—	—	(2)	(3)
Regulatory adjustments	—	—	2	1
Net benefit cost	20	23	9	9

Year-to-date June 30
Components of net benefit cost:
Service costs	41	39	15	14
Interest costs	56	58	12	13
Expected return on plan assets	(80)	(76)	(8)	(7)
Amortization of actuarial losses	24	23	—	1
Amortization of past service credits/plan amendments	—	—	(5)	(6)
Regulatory adjustments	—	—	3	2
Net benefit cost	41	44	17	17

For the three and six months ended June 30, 2018, the Corporation expensed $9 million and $20 million, respectively, ($9 million and $20 million for the three and six months ended June 30, 2017, respectively) related to defined contribution pension plans.